UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   November 21, 2002

CBRL GROUP, INC.

Tennessee

0-25225

62-1749513

(State or Other Jurisdiction

(Commission File Number)

(I.R.S. Employer

of Incorporation)

Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(615) 444-5533

#

Item 7.  Financial Statements and Exhibits

(c)

Exhibits.

99.1

Press Release dated November 21, 2002.

Item 9.  Regulation FD Disclosure

CBRL Group, Inc. issued a press release announcing a 29% increase in first quarter diluted earnings per share, reporting current sales trends and providing earnings guidance for the second quarter of the fiscal year 2003.

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 21, 2002

CBRL GROUP, INC.

By: /s/ James F. Blackstock

Name:

James F. Blackstock

Title:

Senior Vice President, General

Counsel and Secretary